EXHIBIT 99.2

                       UNAUDITED FINANCIAL STATEMENTS OF
                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                   FOR THE THREE MONTHS ENDED MARCH 31, 2004

ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
CONSOLIDATED BALANCE SHEETS
================================================================================


                                                                          AS OF MARCH 31,                   AS AT DEC 31,
                                                              -------------------------------------- --------------------
                                                                          2004                 2004                 2003
ASSETS                                                NOTE                 US$                  RMB                  RMB

CURRENT ASSETS
Cash and cash equivalents                                            4,026,320           33,286,372           15,824,297
Marketable equity securities                                                 -                    -
Trade receivables                                                      964,875            7,976,810              515,695
Deposits, prepayments
    and other receivables                                            1,659,900           13,722,720            2,983,548
Interest receivable                                                     62,332              515,309              300,000
Loans receivable maturing                                                                                     41,000,000
    within one year                                    3             2,540,160           21,000,000
Inventories                                            4               332,516            2,748,973              859,269
                                                              -----------------    -----------------     ----------------

TOTAL CURRENT ASSETS                                                 9,586,103           79,250,183           61,482,809

Property, plant and equipment, net                     5             1,614,549           13,347,791            9,215,975
Construction in progress                               6             5,898,191           48,761,503           42,036,017
Intangible assets, net                                 7               882,117            7,292,637            7,621,666
Loans receivable maturing in
    more than one year                                 3                     -                    -
Long-term investment                                   8             1,088,640            9,000,000            9,000,000
                                                              -----------------    -----------------     ----------------

TOTAL ASSETS                                                        19,069,600          157,652,114          129,356,467
                                                              =================    =================     ================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt                                        9                     0                    0              390,419
Current portion of long-term debt                      10            2,661,120           22,000,000                    0
Trade payables                                                         429,165            3,547,988            1,069,319
Accrued charges and other payables                                     924,113            7,639,822            1,914,073
Due to related parties                                 11            1,532,805           12,672,000           12,672,000
Income tax payable                                                      29,052              240,181
                                                              -----------------    -----------------     ----------------

TOTAL CURRENT LIABILITIES                                            5,576,255           46,099,991           16,045,811
Long-term debt                                         10            6,048,000           50,000,000           50,439,856
                                                              -----------------    -----------------     ----------------

TOTAL LIABILITIES                                                   11,624,255           96,099,991           66,485,667
                                                              -----------------    -----------------     ----------------
COMMITMENTS AND CONTINGENCIES                          14

STOCKHOLDERS' EQUITY
Registered capital                                                   9,676,800           80,000,000           80,000,000
Accumulated losses                                                  (2,231,455)         (18,447,877)         (17,129,200)
                                                              -----------------    -----------------     ----------------

TOTAL STOCKHOLDERS' EQUITY                                           7,445,345           61,552,123           62,870,800
                                                              -----------------    -----------------     ----------------

TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                                            19,069,600          157,652,114          129,356,467
                                                              =================    =================     ================


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
                                     Page 1

ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS
================================================================================

                                                                    QUARTER ENDED MARCH 31,              YEAR ENDED
                                                            --------------------------------------- --------------------
                                                                       2004                  2004               2003
                                                    NOTE                US$                   RMB                RMB
OPERATING REVENUE
Net sales                                                         1,066,094             8,813,604            992,038


Cost of sales                                                    (1,049,349)           (8,675,172)        (1,803,163)
                                                            ----------------     -----------------    ---------------

GROSS PROFIT                                                         16,745               138,432           (811,125)
                                                            ----------------     -----------------    ---------------

OPERATING EXPENSES
Selling, general and
   administrative expenses                                          159,902             1,321,939          5,716,883
Research and development expenses                                    46,414               383,714          2,147,077
                                                            ----------------     -----------------    ---------------

Total operating expenses                                            206,316             1,705,653          7,863,960
                                                            ----------------     -----------------    ---------------

LOSS FROM OPERATIONS                                               (189,571)           (1,567,221)        (8,675,085)

NON-OPERATING INCOME (EXPENSES)
Interest income from loans receivable                                62,332               515,309          4,125,028
Bank interest income                                                  3,915                32,365            130,280
Interest expense, net                                               (37,307)             (308,426)        (1,956,919)
Other (expense) income, net                                           5,376                44,444           (162,287)
                                                            ----------------     -----------------    ---------------

LOSS BEFORE INCOME TAX                                             (155,255)           (1,283,529)        (6,538,983)

Provision for income tax                             12               4,252                35,149                  -
                                                            ----------------     -----------------    ---------------

NET LOSS                                                           (159,507)           (1,318,677)        (6,538,983)
                                                            ================     =================    ===============


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
================================================================================

                                                                   REGISTERED          ACCUMULATED
                                                                      CAPITAL               LOSSES          TOTAL
                                                               ----------------    -----------------   -----------------
                                                                         RRmb                 RRmb               RRmb

Balance as of January 1, 2003                                       80,000,000         (10,590,217)        69,409,783
Net loss                                                                     -          (6,538,983)        (6,538,983)
                                                               ----------------    -----------------   -----------------

Balance as of January 1, 2004                                       80,000,000         (17,129,200)        62,870,800
Net loss                                                                     -          (1,318,677)        (1,318,677)
                                                               ----------------    -----------------   -----------------

Balance as of March 31, 2004                                        80,000,000         (18,447,877)        61,552,123
                                                               ================    =================   =================


                                                                           US$                 US$                US$

                                                                     9,676,800          (2,231,455)         7,445,345
                                                               ================    =================   =================



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
================================================================================

                                                                           QUARTER ENDED MARCH 31,            YEAR END DEC 31
                                                                    -----------------------------------------------------------
                                                                              2004                2004                     2003
                                                                               US$                 RMB                      RMB
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                 (159,507)          (1,318,677)             (6,538,983)

Adjustments to reconcile net loss to net cash used in
   operating activities:
   Depreciation                                                            20,340              126,926                 967,552
   Amortization                                                            39,799              329,029                 957,667
   Loss on disposal of property, plant and equipment                            -                    -                 103,586
   Gain on disposal of marketable securities                                    -                    -                  (1,949)
   Changes in operating assets and liabilities:
      Trade receivables                                                  (902,496)          (7,461,115)               (296,432)
      Deposits, prepayments and other receivables                      (1,299,010)         (10,739,172)                595,574
      Interest receivable                                                 (26,044)            (215,309)              3,613,541
      Inventories                                                        (228,579)          (1,889,704)               (142,798)
      Trade payables                                                      299,820)           2,478,669                 (51,938)
      Accrued charges and other payables                                  692,587            5,725,749                  79,874
      Income tax payable                                                   29,052              240,181                (497,376)
                                                                    --------------     ----------------         ---------------

NET CASH USED IN OPERATING ACTIVITIES                                  (1,534,038)         (12,682,197)             (1,211,682)
                                                                    --------------     ----------------         ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in loans receivable                                                    -                    -             (20,000,000)
Collections on loans receivable                                         2,419,200           20,000,000              97,800,000
Purchases of marketable equity securities                                       -                    -                       -
Purchases of property, plant and equipment                               (515,137)          (4,258,741)             (1,438,088)
Addition of construction in progress                                     (813,515)          (6,725,486)            (35,943,966)
Acquisition of long-term investment                                             -                    -              (9,000,000)
Proceeds on sale of marketable equity securities                                -                    -                  15,449
Proceeds on disposal of property, plant and equipment                           -                    -                  31,251
                                                                    --------------     ----------------         ---------------

NET CASH PROVIDED BY INVESTING ACTIVITIES                               1,090,548            9,015,773              31,464,646
                                                                    --------------     ----------------         ---------------

CASH FLOWS FROM FINANCING ACTIVITIES

Borrowings of long-term debt                                            2,661,120           22,000,000                       -
Repayment of long-term debt                                              (100,430)            (830,275)            (20,352,725)
Advances from related parties                                                   -                    -              10,000,000
Repayments to related parties                                                   -                    -             (15,928,000)
                                                                    --------------     ----------------         ---------------

NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES                     2,560,690)          21,169,725             (26,280,725)
                                                                    --------------     ----------------         ---------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                               2,117,200           17,462,075               3,972,239
CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR                        1,909,120           15,824,297              11,852,058
                                                                    --------------     ----------------         ---------------

CASH AND CASH EQUIVALENTS, END OF THE YEAR                              4,026,320           33,286,372              15,824,297
                                                                    ==============     ================         ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income tax paid                                                                 -                    -                 497,376
Interest paid, net                                                         37,122              308,426               1,956,919
                                                                    ==============     ================         ===============

NON-CASH TRANSACTION
Purchase of property, plant and equipment financed by
   long-term debt                                                               -                    -               1,183,000
                                                                    ==============     ================         ===============


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
                                     Page 4

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



1.       ORGANIZATION AND PRINCIPAL ACTIVITIES

         Zhejiang University Pharmaceutical Co., Ltd. (the "Company") was incorporated in the People's Republic of China (the "PRC") on March 8, 2000 with registered capital of Rmb16,000,000 (US$1,930,805).

         On April 24, 2001, the capital of the Company was increased by Rmb 64,000,000 (US$7,723,219) to Rmb 80,000,000 (US$9,654,024) in the form of cash of Rmb 56,000,000  (US$6,757,816)  and a patent of Rmb8,000,000
         (US$965,403). Details of the patent are described in note 7 to the financial statements.

         On August 7, 2003, the Company converted into a sino-foreign joint venture enterprise in the PRC. The principal stockholder is Sheung Tai Investments Limited, a company incorporated in the British Virgin Islands, which holds 87.475% of the registered capital of the Company. The remaining registered capital is held by Zhejiang University Enterprises Group (Holding) Co., Ltd., The First Affiliated Hospital of School of Medicine of Zhejiang University, The Second Affiliated Hospital of School of Medicine of Zhejiang University, Sir Run Run Shaw Hospital of School of Medicine of Zhejiang University, The Hospital for Genecology and Obstetrics of School of Medicine of Zhejiang University, The Children's Hospital of School of Medicine of Zhejiang University. Their stockholdings are 7.5%, 1.65%, 1.65%, 0.5%, 0.625% and 0.6%
         respectively.

         On October 17, 2003, the Company set up a wholly-owned subsidiary, Zhejiang University Pharmaceutical Sales Co., Ltd., a company incorporated in the PRC to be operated for a period of 20 years with registered capital of Rmb 5,000,000. On February 2, 2004, the registered capital of the subsidiary was increased to Rmb 20,000,000. The additional capital of Rmb 15,000,000 was made by the Company in the form of cash. The subsidiary has not commenced operations as of December 31, 2003.

         On February 2, 2004, the subsidiary acquired the 100% equity interest in a PRC company engaged in sale of medicine at a consideration of Rmb 7,000,000.

         The Company is principally engaged in the development and manufacturing of medicine and health products for customers in the PRC. Pursuant to a notice issued by Zhejiang Food and Drug Administration Authority, a Good Manufacturing Practice ("GMP") certificate has to be obtained in order to continue the production of medicine. In order to fulfill the requirements for application of the GMP certificate, the Company is undergoing the construction of a new factory which is expected to be completed in 2004.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF ACCOUNTING
         The  financial   statements  have  been  prepared  in  accordance  with
         accounting principles generally accepted in the United States of America ("USGAAP").

         PRINCIPLES OF CONSOLIDATION
         The consolidated financial statements include the financial information of the Company and its subsidiary. All material inter-company balances and transactions have been eliminated on consolidation.

         SUBSIDIARY
         A subsidiary is an affiliate controlled by the Company directly or indirectly through one or more intermediaries. The term control
         (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise.

         CASH EQUIVALENTS
         Cash equivalents include all highly liquid investments with original maturities of three months or less those are readily convertible to known amounts of cash and are so near maturity that they represent insignificant risk of changes in value because of changes in interest rates.

         MARKETABLE EQUITY SECURITIES
         Equity securities designated as available-for-sale, whose fair values are readily determinable, are carried at fair value with unrealized gains or losses included as a component of other comprehensive income. Equity securities classified as trading securities are carried at fair value with unrealized gains or losses included in the consolidated statements of operations. Realized gains and losses are determined on the average cost method and reflected in consolidated statements of operations. The balance as of December 31, 2002 represents available-for-sale listed equity securities. As the cost approximated to the estimated fair value as of December 31, 2002, no unrealized gain or loss was recognized.

         TRADE RECEIVABLES
         Trade receivables are recorded at original invoice amount, less an estimated allowance for uncollectible accounts. Trade credit is generally granted on a short-term basis, thus trade receivables do not bear interest. Trade receivables are periodically evaluated for collectibility based on past credit history with customers and their current financial condition. Changes in the estimated collectibility of trade receivables are recorded in the results of operations for the period in which the estimate is revised. Trade receivables that are deemed uncollectible are offset against the allowance for uncollectible accounts. The Company generally does not require collateral for trade receivables. Provision for un-collectibility of trade receivables included in "Selling, general and administrative expenses" amounting to Rmb 487,387 for the year ended December 31, 2003 No provision was made for the period ended March 31, 2004

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         INVENTORIES
         All inventories are stated at the lower of weighted average cost or market. Potential losses from obsolete and slow-moving inventories are provided for when identified. Costs of work-in-progress and finished goods are composed of direct materials and an attributable portion of manufacturing overhead.

         PROPERTY, PLANT AND EQUIPMENT AND DEPRECIATION
         Property, plant and equipment are recorded at cost less accumulated depreciation. Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property, plant and equipment, are expensed as incurred. The cost and related accumulated depreciation applicable to property, plant and equipment sold or no longer in service are eliminated from the accounts and any gain or loss is included in the consolidated statements of operations.

         Depreciation is calculated to write off the cost of property, plant and equipment over their estimated useful lives as set out below, from the date on which they become fully operational and after taking into account of their estimated residual values, using the straight-line method:
         Leasehold land                       over the unexpired term of lease
         Buildings                            20 years
         Plant and machinery                  5 - 10 years
         Furniture and equipment              5 - 10 years
         Motor vehicles                       8 years

         CONSTRUCTION IN PROGRESS
         Construction in progress is stated at cost. Cost includes all construction expenditures and other direct costs, including borrowing costs, attributable to such projects. Borrowing costs incurred, net of any investment income on the temporary investment of the specific borrowings, are capitalized as part of the cost of the construction in progress. Capitalization of such borrowing costs ceases when the assets are substantially ready for their intended use or sale. Costs on completed construction works are transferred to the appropriate asset category. No depreciation is provided in respect of construction in progress until it is completed and put into commercial operation.

         INTANGIBLE ASSETS
         Statement of Financial Accounting Standard ("SFAS") No. 142 "Goodwill and Other Intangible Assets" requires that intangible asset with estimated useful lives be amortized over their respective estimated useful lives and reviewed for impairment in accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". Intangible assets of the Company are comprised of a trademark and a patent, which are stated at cost and are amortized over their respective unexpired registration periods. The trademark was originally registered for a period of 10 years and will expire in 2008 while the patent was originally registered for a period of 20 years and will expire in 2013.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         IMPAIRMENT OF LONG-LIVED ASSETS
         Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". An asset is considered impaired if its carrying amount exceeds the future net cash flows the asset is expected to generate. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair market value. The recoverability of long-lived assets is assessed by determining whether the unamortized balances can be recovered through undiscounted future net cash flows of the related assets. The amount of impairment, if any, is measured based on projected discounted future net cash flows using a discount rate reflecting the Company's average cost of capital.

         REVENUE RECOGNITION
         Net sales represent the invoiced value of goods, net of value-added tax and returns. The Company recognizes revenue when there is persuasive evidence of an agreement with customers, with a fixed fee that is collectible and when delivery has occurred.

         COST OF SALES
         Cost of sales includes materials, direct labor and factory overhead which included mainly depreciation, utilities and indirect wages.

         RESEARCH AND DEVELOPMENT
         All cost of research and development activities are expensed as incurred, which included mainly external costs related to services contracted by the Company.

         ADVERTISING AND PROMOTION
         Advertising and promotion expenses are expensed when incurred. Advertising costs included in "Selling, general and administrative expenses" amounted to Rmb 689,300 (US$ 83,181) for the year ended December 31, 2003. No advertising costs or promotion expenses were incurred for the period ended March 31, 2004.

         GOVERNMENT GRANTS
         Government grants, including non-monetary grants at fair value, are recognized as income or set off to the respective items of the grants, as appropriate.

         In 2002, the Company received a grant amounting to Rmb 450,000 (US$54,301) from the PRC government to subsidize interest expense related to the construction in progress. The Company recognized the grant as a reduction of interest expense incurred for the construction in progress as detailed in note 6 to the financial statements.

         INCOME TAXES
         Income taxes have been provided in accordance with the tax rates and laws in effect in the PRC.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INCOME TAXES (CONTINUED)
         Deferred taxes are provided under the provisions of SFAS No. 109 "Accounting for Income Taxes", which requires recognition of the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carry forwards under the liability method. Deferred tax assets and liabilities are measured using expected tax rates in effect for the period in which those temporary differences are expected to be recovered or settled.

         FOREIGN CURRENCY TRANSLATION
         The Company considers Rmb as its functional currency as the Company's business activities are based in Rmb.

         Transactions in currencies other than functional currencies during the period are translated into the respective functional currencies at the applicable rates of exchange prevailing at the time of the transactions. Monetary assets and liabilities denominated in currencies other than functional currencies are translated into respective functional currencies at the applicable rates of exchange in effect at the balance sheet date. Exchange gains and losses are recorded in the consolidated statements of operations.

         For the convenience of the readers of these financial statements, translation of amounts from Rmb into US$ has been made at the exchange rate of US$1.00 = Rmb 8.2672 as of March 31, 2004 US$1.00 = Rmb 8.2867
         as of December 31, 2003 and. No representation is made that the Rmb amounts could have been or could be converted into the US$ amounts at these rates or at any other rates on March 31, 2004 and 2003.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include provisions for doubtful accounts, sales returns and allowances, long-lived assets and income tax. Actual results could differ from those estimates.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         The estimated fair values for financial instruments under SFAS No. 107 "Disclosures about Fair Value of Financial Instruments" are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which includes cash, loans receivable, accounts receivable, accounts payable and debts, approximate their carrying values in the financial statements.

         RELATED PARTIES
         Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RECENT ACCOUNTING PRONOUNCEMENTS
         In November 2002, the FASB issued Interpretation No. 45 ("FIN 45") "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". FIN 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees. It also clarifies that at the time a company issues a guarantee, it must recognize an initial liability for the fair value, or market value, of the obligations it assumes under that guarantee. However, the provisions related to recognizing a liability at inception of the guarantee for the fair value of the guarantor's obligations does not apply to product warranties or to guarantees accounted for as derivatives. The initial recognition and initial measurement provisions apply on a prospective basis to guarantees issued or modified after December 31, 2002. The disclosure requirements of FIN 45 are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company does not expect the adoption of FIN 45 will have a material impact on the Company's results of operations or financial position.

         In November 2002, the Emerging Issues Task Force reached a consensus on Issue No. 00-21 ("EITF 00-21") "Revenue Arrangements with Multiple Deliverables". EITF 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The Company does not expect the adoption of EITF 00-21 will have a material impact on its results of operations or financial position.

         In January 2003, the FASB issued Interpretation No. 46 ("FIN 46") "Consolidation of Variable Interest Entities". Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns. In December 2003, the FASB issued a revised FIN 46. The revised standard, FIN 46-R, modifies or clarifies various provisions of FIN 46 and incorporates many FASB Staff Positions previously issued by the FASB. This standard replaces the original FIN 46 that was issued in January 2003. The Company does not expect the adoption of FIN 45 will have a material impact on its results of operations or financial position.

         In May 2003, the FASB issued SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how certain financial instruments with characteristics of both liabilities and equity shall be classified and measured. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company does not expect the adoption of SFAS 150 will have a material impact on its results of operations or financial position.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)


3.       LOANS RECEIVABLE

         The loans receivable represent cash placed with two trust companies in the PRC, namely Kinghing Trust & Investment Co., Ltd. ("Kinghing
         Trust") and Shenzhen International Trust & Investment Co., Ltd. ("Shenzhen Trust").

                                                                                   AS OF MARCH 31,
                                                               --------------------------------------------------------
                                                                         2004                 2004             DEC 2003
                                                                          US$                  RMB                  RMB

         Kinghing Trust (NOTE (A))                                  2,540,160          21,000,000            21,000,000
         Shenzhen Trust (NOTE (B))                                                                           20,000,000
                                                                --------------    -----------------     ----------------

                                                                    2,540,160          21,000,000            41,000,000
         Less: Current portion                                     (2,540,160)        (21,000,000)          (41,000,000)
                                                                --------------    -----------------     ----------------
         Non-current portion                                                -                   -                     -
                                                                ==============    =================     ================

         (a) Kinghing Trust is a related party of Tonhe Investment Holding Co., Ltd. ("Tonhe"), a former major stockholder of the Company.

              Pursuant to the original agreements entered into between the Company and Kinghing Trust, the amounts placed with Kinghing Trust bear interests ranging from 5.31% to 6.903% per annum. However, the actual interest rate was agreed orally at 10% per annum and all related interest income (calculated at 10% per annum) was received by December 31, 2003.

              In addition, pursuant to the original agreements, Kinghing Trust will not bear the risk of non-recovery of the amounts due. However, pursuant to a supplemental agreement on December 26, 2003, Kinghing Trust has agreed to provide a guarantee to the Company for the recovery of the balance as of December 31, 2003.

              According to the original agreements, Rmb 16,000,000 of the amount was repayable on September 4, 2003 while Rmb 5,000,000 was repayable on July 5, 2003. Pursuant to the supplemental agreement dated December 26, 2003, the due dates of repayment of the amounts of Rmb 16,000,000 and Rmb 5,000,000 were extended to March 5, 2004 and July 5, 2004 respectively. Pursuant to another supplemental agreement on April 5, 2004, the due date of repayment of the Rmb 16,000,000 was further extended to July 5, 2004.

         (b) The amount placed with Shenzhen Trust bears interests at 7.5% per annum. Pursuant to the original agreement, Shenzhen Trust will not bear the risk of non-recovery of the amount due and the period of the loan is 5 years. However, a supplemental agreement was entered into between the Company and Shenzhen Trust on December 26, 2003 pursuant to which Shenzhen Trust has agreed to provide a guarantee to the Company for the recovery of the balance as of December 31, 2003. In addition, the period of the loan was revised from 5 years to 4 months, i.e. the amount was repayable on February 20, 2004. Pursuant to another supplemental agreement on February 27, 2004, the due date of repayment was extended to March 31, 2004 and the supplemental agreement dated December 26, 2003 was terminated. The amount was received on March 31, 2004.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)


4.       INVENTORIES

         INVENTORIES CONSISTED OF:

                                                                                   AS OF MARCH 31,
                                                               --------------------------------------------------------
                                                                          2004                 2004            DEC 2003
                                                                           US$                  RMB                 RMB
         Raw materials                                                 112,220              925,727              522,532
         Work-in-progress                                               30,363              250,469               41,142
         Finished goods                                                189,933            1,572,777              295,595
                                                               ---------------      ---------------     ----------------

                                                                       332,516            2,748,973              859,269
                                                               ===============      ===============     ================



5.       PROPERTY, PLANT AND EQUIPMENT, NET

         Property, plant and equipment consisted of:

                                                                                   AS OF MARCH 31,
                                                               --------------------------------------------------------
                                                                         2004                 2004            DEC 2003
                                                                          US$                  RMB                 RMB
         Leasehold land                                               170,816            1,415,499           1,415,499
         Buildings                                                    461,293            3,822,601           3,822,601
         Plant and machinery                                        1,158,383            9,555,674           5,552,581
         Furniture and equipment                                       48,953              403,820             378,470
         Motor vehicles                                               290,830            2,413,993           2,183,694
                                                                --------------     -----------------   -----------------

         Cost                                                       2,130,275           17,611,587          13,352,845
         Less: Accumulated depreciation                              (515,726)          (4,263,796)         (4,136,870)
                                                                --------------     -----------------   -----------------

         Property, plant and equipment, net                         1,614,549           13,347,791           9,215,975
                                                                ==============     =================   =================


         The leasehold land is situated in the PRC and is held under medium term lease for a period of fifty years.

         *As of March 31, 2004 and December 31, 2003, the cost of property, plant and equipment pledged to secure bank loans of the Company amounted to approximately Rmb 5,600,000 (US$ 677,351) and Rmb 1,547,299 (US$186,721) and the related accumulated depreciation amounted to Rmb 161,868 (US$ 19,579 ) and Rmb121,508 (US$14,662) respectively.

         Depreciation expense amounted to Rmb 168,152 (US$ 20,340) and Rmb 967,552 (US$ 116,760) for the period ended March 31, 2004 and year ended December 31, 2003 respectively. Depreciation expenses for the first quarter were included in the "Cost of Sales" on the Income Statements.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



6.       CONSTRUCTION IN PROGRESS

         Construction in progress consisted of:

                                                                                  AS OF MARCH 31,
                                                              ---------------------------------------------------------
                                                                        2004                 2004             DEC 2003
                                                                         US$                  RMB                  RMB
         Leasehold land                                            1,093,214            9,059,138            9,059,138
         Construction costs                                        1,944,078           16,072,664           13,581,991
         Machinery                                                 2,675,397           22,096,059           18,474,619
                                                              --------------    -----------------     -----------------

                                                                   5,712,689           47,227,861           41,115,748
                                                              --------------    -----------------     -----------------

         Interest expense capitalized                                185,502            1,533,642            1,302,001
         Less: Government grants (NOTE 2)                                nil                  nil             (381,732)
                                                              --------------    -----------------     -----------------

                                                                     185,502            1,533,642              920,269
                                                              --------------    -----------------     -----------------

                                                                   5,898,191           48,761,503           42,036,017
                                                              ==============    =================     =================

         The leasehold land is situated in the PRC and is held under medium term lease for a period of fifty years.

7.       INTANGIBLE ASSETS, NET

         Intangible assets consisted of:

                                                                                  AS OF MARCH 31,
                                                              ---------------------------------------------------------
                                                                        2004                  2004             DEC2003
                                                                         US$                   RMB                 RMB
         Trademark                                                   361,502             2,969,923           2,910,000
         Patent                                                      965,403             8,000,000           8,000,000
                                                              ---------------      ----------------    ----------------

         Cost                                                      1,326,905            10,969,923          10,910,000
         Less: Accumulated amortization                             (444,788)           (3,677,286)         (3,288,334)
                                                              ---------------      ----------------    ----------------

         Intangible assets, net                                      882,117             7,292,637           7,621,666
                                                              ===============      ================    ================


         The patent was acquired from a director and former stockholder, Mr. Han Honglu ("Mr. Han"), at a consideration of Rmb 8,000,000 (US$965,403) which was settled by the capital of the Company as discussed in note 1 to the financial statements. The consideration was determined based on a valuation provided by professional appraisers in the PRC based on a discounted estimated future cash flows basis. The formal transfer of ownership of the patent is still in progress and an agreement has been entered into between the Company and Mr. Han that Mr. Han is holding the patent on behalf of the Company until the completion of the formal transfer.

         The patent has not been used for commercial production up to December 31, 2003. However, the Company has already developed a new medicine based on the patent, which is expected to be put into commercial production in 2004.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)

7.       INTANGIBLE ASSETS, NET (CONTINUED)


         Amortization expense amounted to Rmb 329,029 (US$ 39,799) and Rmb 957,667 (US$ 115,567 for the period ended March 31, 2004 and year ended December 2003 respectively. Amortization expenses for the first quarter were included in "Selling, general and administrative expenses" in the Income Statement".

         The estimated amortization expense of the intangible assets in the following periods is as follows:

                                                                                  AS OF MARCH 31,
                                                              --------------------------------------------------------
                                                                         2004                 2004                2003
                                                                          US$                  RMB                 RMB
         Amortization expense:
            Within one year                                          159,188             1,316,116             957,667
            Over 1 year but not exceeding 2 years                    159,188             1,316,116             957,667
            Over 2 years but not exceeding 3 years                   159,188             1,316,116             957,667
            Over 3 years but not exceeding 4 years                   159,188             1,316,116             957,667
            Over 4 years but not exceeding 5 years                   159,188             1,316,116             957,667
                                                              ===============      ================     ===============


8.       LONG-TERM INVESTMENT

                                                                                  AS OF MARCH 31,
                                                              ---------------------------------------------------------
                                                                         2004                 2004             DEC 2003
                                                                          US$                  RMB                  RMB
         Unlisted equity investment, at cost                        1,088,640            9,000,000            9,000,000
                                                              ===============     ================    =================

         On January 6, 2003, the Company acquired an 18% equity interest in a company incorporated in the PRC. The Company has no significant control and influence over its operating and financial policies. Mr. Han has indemnified the Company against any loss that may result from the investment by an amount due to him of Rmb 10,000,000 (US$1,206,753) (see note 11 to the financial statements).


9.       SHORT-TERM DEBT

         The short-term debt represents a bank loan which is repayable within one year, bears interest at 5.841% per annum and is secured by a guarantee provided by Tonhe. The debt was fully repaid in 2004.

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



10.      LONG-TERM DEBT


                                                                                  AS OF MARCH 31,
                                                              ---------------------------------------------------------
                                                                        2004                  2004             DEC2003
                                                                         US$                   RMB                 RMB
         Current portion                                                 nil                   nil             390,419
         Non-current portion                                       6,048,000            50,000,000          50,439,856
                                                              ---------------     ----------------    -----------------

                                                                   6,048,000            50,000,000          50,830,275
                                                              ===============     ================    =================


         The Company has various long-term bank loans to finance the purchase of property, plant and equipment and the construction in progress. Rmb 50,000,000 of the balances as of March 31, 2004 and year ended December, 2003 is wholly repayable in 2006, bears interest at 5.58% per annum and is secured by a guarantee provided by Tonhe.

         Aggregate maturities of the long-term debt as of March 31, 2004 are as follows:

                 PRINCIPAL                   PAYABLE IN THE FOLLOWING PERIODS
         --------------------------       --------------------------------------
                US$            RMB

          2,661,120      2,200,000        Within 1 year
         -----------   ------------
                Nil            Nil        Over 1 year but not exceeding 2 years
                Nil            Nil        Over 2 years but not exceeding 3 years
         -----------   ------------
          6,048,000     50,000,000
         -----------   ------------
          8,709,120     72,000,000
         ===========   ============


11.      RELATED PARTY TRANSACTIONS

         In addition to the transactions / information disclosed elsewhere in the financial statements, during the years, the Company had the following transactions with related parties.

         Balances with related parties are as follows:

                                                                                  AS OF MARCH 31,
                                                              ---------------------------------------------------------
                                                                         2004                2004                 2004
                                                                          US$                 RMB                  RMB
         Due to a related party                                     1,206,753          10,000,000           10,000,000
         Due to related parties with a common director                326,052           2,672,000            2,672,000
                                                              ---------------     ---------------      ---------------

                                                                    1,532,805          12,672,000           12,672,000
                                                              ===============     ===============      ===============

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)



11.      RELATED PARTY TRANSACTIONS (CONTINUED)

         The related party, Mr. Han, has indemnified the Company against any loss that may result from the investment by an amount due to him of Rmb 10,000,000 (US$1,206,753)

         The amounts due are unsecured, interest-free and have no fixed repayment terms.


12.      INCOME TAX

         The Company is subject to the PRC Enterprise Income Tax at a rate of 33%. Income tax expense consisted of:

                                                                                     AS OF MARCH 31,
                                                                ---------------------------------------------------------
                                                                           2004                2004                  2003
                                                                            US$                 RMB                   RMB

         Current tax:
         Charge for the year                                              4,252              35,149                     -
                                                                ===============      ==============       ===============


         The reconciliation of the statutory tax rate to the effective tax rate based on the loss before income tax is as follows:

                                                                                                AS AT ,
                                                                                  -------------------------------------
                                                                                      MARCH  2004              DEC 2003
         Statutory tax rate                                                              33%                   33%
         Non-deductible expenses                                                         (9%)                  (9%)
         Valuation allowance for deferred tax asset                                     (24%)                 (24%)-
                                                                                  ----------------     ----------------

         Effective tax rate                                                              (51%)                (51%)
                                                                                  ================     ================

         As of March 31, 2004 and December 31, 2003, the Company has operating losses carried forward for tax purposes amounted to Rmb 2,850,755 (US$ 344,814) and Rmb 1,532,078 (US$ 184,884) respectively. Under current PRC tax laws, the Company's losses will expire after five years from the year of the losses were incurred.

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company's deferred tax assets are as follows:

                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                        FOR PERIOD ENDING MARCH 31, 2004
                                   (UNAUDITED)




12.      INCOME TAX (CONTINUED)  [RIGHT AMOUNTS?]

                                                                                  AS OF MARCH 31,
                                                              ---------------------------------------------------------
                                                                       2004                 2004                 2003
                                                                        US$                  RMB                  RMB
        Deferred tax asset - Tax effect of net operating            344,814            2,850,755            1,532,078
            losses carried forward
        Valuation allowance for deferred tax asset                 (344,814)          (2,850,755)          (1,532,078)
                                                              ---------------    -----------------    -----------------

        Net deferred taxes                                             Nil-                 nil-                 nil-
                                                              ===============    =================    =================


13.      RETIREMENT PLAN AND POST-EMPLOYMENT BENEFITS
         As stipulated by the rules and regulations in the PRC, the Company is required to contribute to a state-sponsored social insurance plan for all of its employees who are residents of PRC at a rate of 22% on an amount based on the remuneration of employees. The Company has no further obligations for the actual pension payments or post-retirement benefits beyond the annual contributions. The state-sponsored retirement plan is responsible for the entire pension obligations payable to all employees.

         Pension expense for the year ended December 31, 2003 amounted to Rmb 358,292 (US$14,501). No pension cost has incurred for the quarter ended March 31, 2004


14.      COMMITMENTS AND CONTINGENCIES

         CAPITAL EXPENDITURE COMMITMENTS
         As of March 31, 2004 and December 2003, the Company had capital expenditure commitments contracted but not provided for net of deposit paid amounting to Rmb 5,786,172 (US$ 699,870) and Rmb 9,499,993 (US$
         1,146,415) respectively.

         OPERATING LEASE COMMITMENTS
         The Company leases certain staff quarters and office premises under non-cancelable operating leases. Rental expense under operating leases amounted to Rmb 60,000.00 (US$ 7,257) and Rmb 140,201 (US$16,919) for
         the quarter ended March 31, 2004 and year ended December 31, 2003 respectively.

         Future minimum rental payments under non-cancelable operating leases which are payable within one year amounted to Rmb 274,366 (US$ 33,186) and Rmb 17,367 (US$ 2,096) as of March 31, 2004 and December 31, 2003 respectively.